UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2006

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 552-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On March 16, 2006, Quidel Corporation (the “Company”) issued a press release announcing that it has entered into a strategic business partnership with Church & Dwight Co., Inc. in the area of women’s health for the over-the-counter market.  In addition, the Company announced that it had entered into a cross-license and settlement agreement, dated March 10, 2006, settling the pending intellectual property litigation between the Company and Church & Dwight and cross-licensing certain patents related to lateral flow technology for the over-the-counter market.  A copy of the Company’s press release is attached as Exhibit 99.1 hereto.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                  Exhibits.

The following exhibit is filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1

Press release, dated March 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 16, 2006

QUIDEL CORPORATION

By:	/s/ Paul E. Landers
Name:	Paul E. Landers
Its:	Senior Vice President, Chief Financial
Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1

Press release, dated March 16, 2006.